UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 21, 2016

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 21, 2016, Gladwyne Funding LLC and Strafford Funding LLC, each a wholly owned financing subsidiary of FS Energy and Power Fund, entered into, as applicable, the (i) Second Supplemental Indenture, dated as of September 21, 2016, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee; (ii) Amended and Restated Master Repurchase Agreement, dated as of September 21, 2016, between Goldman Sachs Bank USA and Strafford Funding LLC; and (iii) Second Amended and Restated Master Confirmation, dated as of September 21, 2016, by and between Strafford Funding LLC and Goldman Sachs Bank USA (collectively, the “Amendments”) related to the existing $325 million repurchase facility with Goldman Sachs Bank USA (the “Goldman Facility”), which, among other matters, (i) increased the concentration limit on directly originated assets permitted within the collateral pool from 45% to 60%, (ii) extended the maturity date of the Goldman Facility to September 15, 2018 and (iii) increased the applicable spread payable to Goldman Sachs Bank USA to the London Interbank Offered Rate for a three-month period plus 3.38%. No other material terms of the Goldman Facility changed in connection with the Amendments.

The foregoing description of the Amendments as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of the Second Supplemental Indenture, dated as of September 21, 2016, between Gladwyne Funding LLC and Citibank, N.A., as trustee, the Amended and Restated Master Repurchase Agreement, dated as of September 21, 2016, between Goldman Sachs Bank USA and Strafford Funding LLC and the Second Amended and Restated Master Confirmation, dated as of September 21, 2016, between Strafford Funding LLC and Goldman Sachs Bank USA, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Supplemental Indenture, dated as of September 21, 2016, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee.
10.2	Amended and Restated Master Repurchase Agreement, dated as of September 21, 2016, between Goldman Sachs Bank USA and Strafford Funding LLC.
10.3	Second Amended and Restated Master Confirmation, dated as of September 21, 2016, by and between Strafford Funding LLC and Goldman Sachs Bank USA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date: September 22, 2016	By:	/s/ Stephen S. Sypherd
	Name:	Stephen S. Sypherd
	Title:	Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Second Supplemental Indenture, dated as of September 21, 2016, by and between Gladwyne Funding LLC and Citibank, N.A., as trustee.
10.2	Amended and Restated Master Repurchase Agreement, dated as of September 21, 2016, between Goldman Sachs Bank USA and Strafford Funding LLC.
10.3	Second Amended and Restated Master Confirmation, dated as of September 21, 2016, by and between Strafford Funding LLC and Goldman Sachs Bank USA.